PLEDGE AGREEMENT

            THIS PLEDGE AGREEMENT (this “Agreement”) dated as of December 31, 2014 is made by GOLDEN QUEEN MINING CO. LTD., a British Columbia corporation (the “Borrower”), and GOLDEN QUEEN MINING HOLDINGS, INC., a California corporation (“Holdings” and, together with the Borrower, the “Pledgors” and each a “Pledgor”), in favor of THE LANDON T. CLAY 2009 IRREVOCABLE TRUST DATED MARCH 6, 2009 (“LTC Lender”) and HARRIS CLAY, an individual (together with LTC Lender, the “Lenders”).

            WHEREAS, the Borrower has requested that the Lenders make a term loan to the Borrower pursuant to a Term Loan Agreement of even date herewith (the “Loan Agreement”);

            WHEREAS, Holdings will issue its Guaranty of even date herewith (the “Guaranty”) guaranteeing the Borrower’s obligations under the Loan Agreement and certain promissory notes of even date herewith to be issued by the Borrower pursuant to the Loan Agreement (such notes and Guaranty, together with this Agreement and the Loan Agreement, the “Loan Documents”);

            WHEREAS, the Loan Agreement requires the execution and delivery of the Consent under the GQ California LLC Agreement (the “GQ California Consent”); WHEREAS, each Pledgor will receive substantial direct and indirect benefits from the execution, delivery, and performance of the Loan Agreement and each is, therefore, willing to enter into this Agreement;

            WHEREAS, the willingness of the Lenders to enter into the Loan Agreement and to make the loan thereunder is subject to the condition, among others, that the Pledgors execute and deliver this Agreement to the Lenders; and

            WHEREAS, on the date hereof the Lenders and Gauss LLC (“Gauss”) are entering into an Option Agreement (the “Gauss Option Agreement”) pursuant to with the Lenders grant Gauss the option to purchase the Pledged Securities (defined below), on the terms and conditions set forth in the Gauss Option Agreement, in the event of the exercise by the Lenders of remedies hereunder.

            NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the Pledgors and the Lenders agree as follows:

            1.        DEFINITIONS.

                          1.1        Unless otherwise defined herein or in the Loan Agreement, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another article of the UCC, the term has the meaning specified in Article 9.

                          1.2        The following terms have the following meanings:

                     Additional Securities. See Section 4.

                     Agreement. See the Preamble.

                     Borrower. See the Preamble.

                     Company. Golden Queen Mining Company, LLC, a California limited liability company.

                     Company Interests. The Pledged Securities consisting of Equity Interests in the Company.

                     Distributions. See Section 2.

                     Equity Interests. Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation or membership interests of a limited liability company, any and all equivalent ownership (or profit) interests in a Person (other than a corporation or limited liability company), securities convertible into or exchangeable for shares of capital stock or membership interests of (or other ownership or profit interest in) such Person, and any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

                     Event of Default. Has the meaning assigned thereto in the Loan Agreement.

                     Federal Securities Laws. See Section 7.2.

                     GQ California Consent. See the Recitals.

                     GQ California LLC Agreement. The Amended and Restated Limited Liability Company Agreement of GQ California dated as of September 15, 2014.

                     Guaranty. See the Recitals.

                     Loan Agreement. See the Recitals. Loan Documents. See the Recitals.

                     Obligations. Collectively, (i) “Obligations” as defined in the Loan Agreement, and (ii) all liabilities and obligations of Holdings under the Guaranty.

                     Organizational Documents. The operating agreement, certificate of formation, certificate of incorporation and/or by-laws or any comparable formation documents of any entity.

                     Pledged Collateral. See Section 2.

                          Pledged Securities. Collectively, with respect to each Pledgor, (i) all of the Equity Interests described in Exhibit A hereto and issued by the issuers named therein, together with all claims, rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements (other than Organizational Documents) representing such Equity Interests, (ii) all additional Equity Interests of whatever class of any such issuer described in Exhibit A from time to time acquired by or issued to such Pledgor in any manner, together with all claims, rights (but none of the obligations), privileges, authority and powers of such Pledgor relating to such Equity Interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements (other than Organizational Documents) representing such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Equity Interests issued by any issuer in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any such issuer and all Equity Interests of any successor issuer owned by such Pledgor (unless such Pledgor is the surviving entity) formed by or resulting from any consolidation or merger in which any Person listed in Exhibit A hereof is not the surviving entity.

                     Pledgor. See the Preamble.

                     UCC. The Uniform Commercial Code as in effect in The State of New York.

            2.        PLEDGE AND SECURITY INTEREST GRANT. As collateral security for the payment and performance in full of the Obligations, each Pledgor hereby pledges and assigns to the Lenders and hereby grants to the Lenders a continuing lien and security interest in: (i) all Pledged Securities, (ii) to the extent not covered by clause (i) of this Section 2, all Additional Securities, (iii) to the extent not covered by clause (i) of this Section 2, all income, interest, dividends, and distributions (“Distributions”) accruing with respect to such Pledged Securities (other than Additional Securities), together with any books, records, or certificates evidencing the foregoing, and (iv) all proceeds of the foregoing (all of the foregoing as more fully described on Exhibit A attached hereto, the “Pledged Collateral”).

            3.        REGISTRATION, ETC. OF PLEDGED COLLATERAL. All Pledged Collateral that consists of Equity Interests hereunder may, at any time after the occurrence and during the continuation of any Event of Default, and at the option of the Lenders exercised by written notice to the Pledgors, be registered in the name of the Lenders or their nominee, as pledgee. Except during the continuance of an Event of Default, the Pledgors shall retain and have the exclusive right to exercise any rights or options in connection with the Pledged Collateral, in a manner not in conflict with the terms of this Agreement or any of the other Loan Documents. At any time after the occurrence or during the continuance of an Event of Default, the Lenders may, without further notice and as applicable, exercise all voting and other rights at any meeting of the equityholders of the issuer of the Pledged Collateral, and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if they were the absolute owner thereof including, without limitation, the right to exchange, at their discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, all without liability except to account for property actually received, but the Lenders shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

            4.        RIGHTS WITH RESPECT TO PLEDGED COLLATERAL.

                          4.1        If any Pledgor shall, at any time be entitled to receive or shall receive (i) stock or unit certificates as a dividend, payment, or distribution in connection with the Pledged Collateral, (ii) any options, warrants, or rights in connection with the Pledged Collateral, or (iii) any additions to, substitutions or exchanges for, the Pledged Collateral whether as a result of a stock or unit split, recapitalization, a change in capital structure of the issuer, or for any other reason (the foregoing, collectively, the “Additional Securities”), each Pledgor agrees that the same shall be delivered directly to the Lenders, to be held by the Lenders subject to the terms hereof, as further security for the Obligations, and to take all steps necessary to arrange for such delivery. If any Pledgor receives any Additional Securities directly, it hereby agrees to hold such Additional Securities in trust for the benefit of the Lenders, and to turn over such Additional Securities to the Lenders immediately. The Lenders shall have all of the rights set forth in this Agreement with respect thereto.

                          4.2        If any Pledgor shall, at any time following the occurrence and during the continuance of an Event of Default, be entitled to or shall receive any Distributions, each Pledgor agrees that such Distributions shall, upon demand by the Lenders, be delivered directly and immediately to the Lenders, to be held or applied by the Lenders in accordance with the terms hereof.

            5.        REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Pledgor hereby represents and warrants to and covenants with the Lenders that:

                          5.1        Such Pledgor is the sole legal and equitable owner of the Pledged Collateral owned by such Pledgor, and holds good title to the same free and clear of all liens, charges, encumbrances and security interests or rights of others of every kind and nature whatsoever (except as set forth in the GQ California LLC Agreement), and shall not assign any interest in the Pledged Collateral, or any part thereof, or otherwise pledge, encumber, or grant any option with respect to the Pledged Collateral, or any part thereof, except in favor of the Lenders. Such Pledgor has good right and legal authority to create a security interest in the Pledged Collateral owned by such Pledgor in the manner hereby provided. Except as set forth in the GQ California LLC Agreement, the Pledged Collateral owned by such Pledgor is not subject to any restriction on transfer contained in any agreement to which such Pledgor is a party or by which such Pledgor is bound which would prohibit or restrict the pledge or assignment of the Pledged Collateral hereunder, except for the Organizational Documents of such Pledgor or otherwise contemplated in the GQ California Consent.

                          5.2        Except for the GQ California Consent, no consent, authorization, approval or other action by, and no notice to or filing with, any party that has not been obtained, given or filed on or prior to the date hereof is required of such Pledgor for the grant by such Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by such Pledgor.

                          5.3        Such Pledgor shall not consent to any amendment to the Organizational Documents of any issuer of the Pledged Securities owned by such Pledgor in contravention of the this Agreement or any of the Loan Documents. Such Pledgor shall not withdraw as a member or partner of any issuer of the Pledged Securities that is a limited liability company or partnership, as applicable. Such Pledgor hereby covenants that it will not sell, convey or otherwise dispose of any of the Pledged Collateral or create, incur or permit to exist any other pledge, lien, encumbrance or security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof except in favor of the Lenders.

                          5.4        Exhibit A sets forth a complete and accurate list of all Pledged Securities held by such Pledgor as of the date hereof.

                          5.5        All certificates or other instruments representing or evidencing the Pledged Securities owned by such Pledgor in existence on the date hereof have been delivered to the Lenders in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and (assuming continuing possession by the Lenders of all such Pledged Securities) the Lenders have a perfected first priority security interest therein. Such Pledgor hereby agrees that all certificates or instruments representing or evidencing the Pledged Securities acquired by such Pledgor after the date hereof shall immediately upon receipt thereof by such Pledgor be held by or on behalf of and delivered to the Lenders in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lenders.

                          5.6        Such Pledgor shall at all times do, make, execute and deliver all such additional and further reasonable acts and instruments as the Lenders may at any time request to carry into effect the provisions and intent of this Agreement.

            6.        DEFAULT.

                          6.1        Upon the occurrence of an Event of Default and during the continuance thereof, the Lenders are hereby authorized and empowered in their discretion to exercise all rights and powers in respect of the Pledged Securities as a member, partner, shareholder, or other equityholder of the issuer of the Pledged Securities, and each Pledgor hereby consents to the admission of each Lender or any designee thereof as a member, partner, shareholder or other equityholder of the issuer of the Pledged Securities and the exercise by each Lender of the voting rights of such Pledgor with respect to the Pledged Securities owned by such Pledgor, in each case if such Lender so elects, and to any sale of the Pledged Collateral by the Lenders in accordance with the UCC, other applicable law and this Agreement.

                          6.2        (a)        Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Lenders may, in their sole discretion, exercise in respect of the Pledged Securities, in addition to all other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the UCC, other applicable Uniform Commercial Code, or other applicable laws as in effect in any relevant jurisdiction (whether or not the Uniform Commercial Code applies to the affected Pledged Securities), and the Lenders may also in their sole discretion sell the Pledged Securities or any part thereof in one or more parcels at public or private sale, at any exchange or broker’s board or at any of the Seller’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Lenders may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Securities. The Lenders may be the purchaser of any or all of the Pledged Securities at any such sale, and the Lenders shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Securities sold at any such sale, to credit bid all or any portion of the Obligations as a credit on account of the purchase price for any Pledged Securities payable by the Lenders at such sale. Each purchaser at any such sale shall hold Pledged Securities sold free from any claim or right of the Pledgors, and the Pledgors hereby waive (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Lenders shall not be obligated to make any sale of Pledged Securities regardless of notice of sale having been given. The Lenders may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                          (b)        Pledgors and Lenders acknowledge and agree that for purposes of determining whether a disposition of Pledged Securities which consists solely of Company Interests has been made in a commercially reasonable manner, the fair market value of the Company Interests may be determined by an independent appraisal of the value of the Company. Pledgors and Lenders further agree that Lenders shall be entitled to commission a valuation of the Company from Mine Development Associates, or another independent mine valuation company selected by the Lenders, and may rely upon such valuation as a basis for determining the value of the Company Interests, and that the cost of such valuation is a commercially reasonable expense of the disposition and shall be paid by Pledgors and constitute an Obligation under the Loan Agreement secured by the lien and security interest created hereby. In the case of all sales of Pledged Collateral or any part thereof by the Lenders in accordance with this Agreement and applicable law, including the UCC, during the continuance of an Event of Default, the Pledgors shall pay all reasonable out of pocket costs and expenses of every kind of the Lenders in connection therewith (including, without limitation, reasonable attorneys’ fees and disbursements, court costs, litigation and other expenses), and after deducting such costs and expenses from the proceeds of sale, the Lenders shall apply any remainder to the payment of the other Obligations and the Borrower shall remain liable for any deficiency. The Pledgors shall be jointly and severally liable for the payment of any such costs and expenses of the Lenders.

                          6.3        Because of present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral pledged hereunder. Each Pledgor understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of the Lenders if the Lenders were to attempt to dispose of all or any part of the Pledged Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Pledged Collateral or any part thereof may dispose of the same. There may be other legal restrictions or limitations affecting the Lenders in any attempts to dispose of all or any part of the Pledged Collateral under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect. To the extent permitted by applicable law, each Pledgor covenants and agrees that the Lenders shall not incur any liability as a result of the sale of the Pledged Collateral or any part thereof at any private sale that is commercially reasonable and otherwise in accordance with this Agreement and applicable law. To the extent permitted by applicable law, each Pledgor hereby waives any claims against the Lenders arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Lenders accept the first offer received and do not offer the Pledged Collateral, as the case may be, to more than one possible purchaser.

                          6.4        NOTWITHSTANDING ANYTHING IN THE FOREGOING PROVISIONS OF THIS SECTION 6 TO THE CONTRARY, DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, AT THE SOLE DISCRETION OF THE LENDERS, ANY AMOUNTS DUE TO THE PLEDGORS WITH RESPECT TO THE PLEDGED COLLATERAL SHALL BE PAYABLE IMMEDIATELY TO THE LENDERS AS IF THE LENDERS WERE IN THE PLEDGORS’ POSITION UNDER THE APPLICABLE ORGANIZATIONAL DOCUMENTS. EACH PLEDGOR SHALL TAKE ALL STEPS TO MAKE THE PLEDGED COLLATERAL AVAILABLE TO THE LENDERS AS REQUIRED BY THIS AGREEMENT. EACH PLEDGOR SHALL ACT ON BEHALF OF THE LENDERS WITH RESPECT TO ANY OTHER NECESSARY AGREEMENTS OR DOCUMENTS CONSENTING TO SUCH ARRANGEMENT.

            7.        OBLIGATIONS OF THE LENDERS. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while any of it is held by the Lenders hereunder, the Lenders shall have no duty or liability to anyone to collect any sums due or other property due in respect thereof or to protect or preserve any rights of any such party pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon the surrender of the same to the Pledgors. No course of dealing between any Pledgor and the Lenders, nor any failure by the Lenders to exercise or delay in exercising any right, power or privilege hereunder or under any of the obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided and provided under any of the Obligations are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the UCC.

            8.        THE LENDERS AS ATTORNEYS-IN-FACT. During the continuance of any Event of Default, the Lenders may, but are without obligation to do so, as attorneys-in-fact for each Pledgor, demand, sue for and/or collect any money or property at any time due, payable or receivable to which they may be entitled hereunder, on account of or in exchange for any of the Pledged Collateral. In connection with any sale or other disposition, in whole or in part, of Pledged Collateral by the Lenders pursuant to this Agreement and applicable law, including the UCC, the Lenders shall have the right, for and in the name, place and stead of each Pledgor, as attorneys-in-fact for each Pledgor, to execute endorsements, assignments, or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral. Each Pledgor shall indemnify and hold harmless the Lenders from and against any liability or damage which the Lenders may incur in the exercise and performance, in good faith, of any of the Lenders’ powers and duties set forth herein.

            9.        NOTICE. All notices hereunder shall be given in the same manner as set forth in Section 8.1 of the Loan Agreement, provided that the Borrower’s address for notices shall constitute each other Pledgor’s address for notices, and any notice given to Borrower in accordance with the terms of such Section shall be deemed to be given to each Pledgor.

            10.      WAIVERS. To the extent permitted by applicable law, each Pledgor waives presentment, notice, protest, notice or acceptance of this Agreement, notice of any loans made, extensions granted, collateral received or delivered or any other action taken in reliance thereon, all demands and notices in connection with the delivery, acceptance, performance, default or enforcement of any of the Obligations or other evidence of indebtedness for which any of the Pledged Collateral is pledged and all other demands and notices of any description, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of the Obligations and to the addition or release of any party or person primarily or secondarily liable, except in each case for demands and notices expressly required by this Agreement or any other Loan Document.

            11.      REINSTATEMENT. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by the Lenders in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, any Pledgor, or any substantial part of its respective properties, or otherwise, all as though such payments had not been made.

          12.      WAIVER OF JURY TRIAL. EACH PLEDGOR AND EACH LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF A LENDER RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF THE LOAN AND THE LOAN DOCUMENTS, AND AGREE THAT THEY WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

            EXCEPT AS PROHIBITED BY LAW, EACH PLEDGOR AND EACH LENDER HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

            EACH PLEDGOR (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF A LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (b) ACKNOWLEDGES THAT EACH LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH EACH IS A PARTY BECAUSE OF, AMONG OTHER THINGS, SUCH PLEDGOR’S WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

            13.      GOVERNING LAW. This Agreement and each of the other Loan Documents are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of said State without reference to its conflict or choice of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall apply to this Agreement).

            14.      JURISDICTION; CONSENT TO SERVICE OF PROCESS.

                          14.1        Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non-appealed judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Pledgors or the Lenders may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any other party hereto or their properties in the courts of any jurisdiction.

                          14.2        Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 14.1. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            15.      MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and permitted assigns, and the term “the Lenders” shall be deemed to include any other permitted holder or holders of any of the Obligations under the Loan Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

            16.      TERMINATION. This Agreement, and the pledges, liens and security interests hereunder, shall terminate concurrent with the termination of the Loan Agreement (other than indemnification and similar obligations that survive payment and satisfaction of the Obligations). Upon termination of this Agreement, the Lenders shall return to each Pledgor the Pledged Collateral of such Pledgor and shall file UCC termination statements terminating any financing statements filed in favor of the Lenders against any Pledged Collateral.

17.      AMENDMENTS. The provisions of this Agreement may not be amended, modified or waived, except by in writing signed by each Pledgor and each Lender, provided that any amendment, modification or waiver that would adversely affect the rights of Gauss under the Gauss Option Agreement shall also require the prior written consent of Gauss. Gauss is hereby expressly declared to be a third party beneficiary of the provisions of this Section 17 and shall have the right to enforce its rights under this Section as if it were a party hereto.

[Remainder of page intentionally left blank. The next page is the signature page.]

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PLEDGORS:

GOLDEN QUEEN MINING CO. LTD.

By:	/s/ Lutz Klingmann
Name: Lutz Klingmann
Title: President

GOLDEN QUEEN MINING HOLDINGS, INC.

By:	/s/ Lutz Klingmann
Name: Lutz Klingmann
Title: President

[Signature page to Pledge Agreement]

LENDERS:

THE LANDON T. CLAY 2009 IRREVOCABLE TRUST DATED MARCH 6, 2009

By:	/s/ Thomas M. Clay
Name: Thomas M. Clay
Title: Trustee

HARRIS CLAY

/s/ Harris M. Clay

[Signature page to Pledge Agreement]

EXHIBIT A

DESCRIPTION OF PLEDGED COLLATERAL

Pledgor Name	Issuer of Equity Interests	Pledged Equity Interests
Golden Queen Mining Co. Ltd.	Golden Queen Mining Holdings, Inc., a California corporation	100 shares of common stock, constituting all of the capital stock of the issuer
Golden Queen Mining Holdings, Inc.	Golden Queen Mining Company, LLC, a California limited liability company	50% of the LLC membership interests, subject to adjustment as set forth in the Amended and Restated Limited Liability Company Agreement of Golden Queen Mining Company, LLC